SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A

                         AMENDMENT NO. 1

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 1, 1998


                     R&B FALCON CORPORATION
     (Exact name of registrant as specified in its charter)



       Delaware               1-13729 _             76-0544217
   (State or other          (Commission          (I.R.S. Employer
   jurisdiction of          File Number)       Identification No.)
    incorporation)



             901 Threadneedle, Houston, TX   77079
     (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (281) 496-5000


Item 2. Acquisition of Assets

Effective December 1, 1998, R&B Falcon Corporation ("R&B Falcon") acquired all of the outstanding stock of Cliffs Drilling Company ("Cliffs Drilling") in exchange for approximately 27.1 million shares of R&B Falcon common stock valued at approximately $385.2 million. This valuation is based upon a price of $14.2125 per share of R&B Falcon common stock, which was the average closing price per share of R&B Falcon's common stock for ten trading days during the period in which the principal terms of the merger were agreed upon and the merger was announced. The acquisition was effected pursuant to an Agreement and Plan of Merger dated August 21, 1998, whereby each share of Cliffs Drilling common stock was converted into 1.7 shares of R&B Falcon common stock and cash in lieu of fractional shares. The acquisition of Cliffs Drilling will be recorded using the purchase method of accounting.

Cliffs Drilling is an international offshore contract drilling company which provides daywork and turnkey drilling services, mobile offshore production units and well engineering and management services. Cliffs Drilling's assets at the time of the acquisition consisted primarily of 16 jack-up rigs, three self-contained platform rigs, four mobile offshore production units and 11 land rigs. We intend to continue using these assets in the same business as was previously conducted by Cliffs Drilling.

Item 7. Financial Statements and Exhibits

(a) Financial Statements

  The financial statements of Cliffs Drilling for the periods specified in Rule 3-05 (b) of Regulation S-X, as previously filed with the Securities and Exchange Commission as part of Cliffs Drilling's Annual Report on Form 10-K for the year ended December 31, 1997, and Quarterly Report on Form 10-Q for the period ended September 30, 1998, are attached hereto and filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

        COMBINED UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

  The combined unaudited pro forma condensed financial statements set forth below as of September 30, 1998, for the year ended December 31, 1997 and for the nine months ended September 30, 1998 were derived from R&B Falcon's historical financial statements and from the historical financial statements of Cliffs Drilling. The combined unaudited pro forma condensed statements of operations are presented as if the acquisition of Cliffs Drilling and certain other acquisition and financing transactions were consummated at the beginning of the period. The combined unaudited pro forma condensed balance sheet is presented as if the acquisition of Cliffs Drilling and certain other acquisition and financing transactions were consummated at September 30, 1998. The combined unaudited pro forma condensed financial statements do not reflect any anticipated cost savings which may be realized by R&B Falcon after consummation of the acquisition of Cliffs Drilling.

  The combined unaudited pro forma condensed financial statements do not purport to represent what the combined results of operations actually would have been if the acquisition of Cliffs Drilling had occurred as of the date indicated or will be for any future periods. The combined unaudited pro forma condensed financial statements should be read in conjunction with the audited consolidated financial statements included in the Annual Report filed on Form 10-K for the year ended December 31, 1997 and the Quarterly Report filed on Form 10-Q for the quarter ended September 30, 1998, and the audited consolidated financial statements and unaudited interim consolidated financial statements of Cliffs Drilling included in this Form 8-K/A as Exhibits 99.1 and 99.2.


            R&B FALCON CORPORATION AND CLIFFS DRILLING COMPANY
           Combined Unaudited Pro Forma Condensed Balance Sheet
                         As of September 30, 1998
                               (in millions)


                                      Historical          Pro Forma
                                 -------------------  --------------------
                                              Cliffs
                                 R&B Falcon Drilling  Adjustments Combined
                                 ---------- --------  ----------- --------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents       $    67.7   $  37.3  $  (14.2)a  $    90.8
 Short-term investments               82.0                             82.0
 Accounts receivable                 230.8      63.9                  294.7
 Inventories                          28.4      11.5                   39.9
 Drilling contracts in progress                 11.6                   11.6
 Other current assets                 19.0       9.7                   28.7
                                 ---------   -------   -------    ---------
    Total current assets             427.9     134.0     (14.2)       547.7
                                 ---------   -------   -------    ---------
PROPERTY AND EQUIPMENT:

 Drilling and related equipment    2,612.8     513.2      (7.4)     3,118.6
 Other assets                        177.9      18.7                  196.6
                                 ---------   -------   -------    ---------
    Total property and equipment   2,790.7     531.9      (7.4)     3,315.2

 Accumulated depreciation           (490.3)   (121.9)    104.6       (507.6)
                                 ---------   -------   -------    ---------
    Net property and equipment     2,300.4     410.0      97.2 b    2,807.6
                                 ---------   -------   -------    ---------
DEFERRED CHARGES AND OTHER ASSETS     37.9       6.3      80.0 c      124.2
                                 ---------   -------   -------    ---------
TOTAL ASSETS                     $ 2,766.2   $ 550.3   $ 163.0    $ 3,479.5
                                 =========   =======   =======    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Short-term obligations          $   113.6   $    -    $    -     $   113.6
 Long-term obligations due
  within one year                     24.0                             24.0
 Accounts payable                     47.4      27.2                   74.6
 Accrued expenses                    161.3      34.8                  196.1
                                 ---------   -------   -------    ---------
      Total current liabilities      346.3      62.0                  408.3
LONG-TERM OBLIGATIONS              1,374.6     203.1                1,577.7
OTHER NON-CURRENT LIABILITIES         37.6       1.5                   39.1
DEFERRED INCOME TAXES                103.7      21.1      34.0 b      158.8
NET LIABILITIES OF DISCONTINUED
  OPERATIONS                           1.3                              1.3
                                 ---------   -------   -------    ---------
     Total liabilities             1,863.5     287.7      34.0      2,185.2
                                 ---------   -------   -------    ---------
COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST                     59.7                             59.7
                                 ---------   -------   -------    ---------
STOCKHOLDERS' EQUITY:
  Common stock                         1.7        .2        .1 d        2.0
  Capital in excess of par           658.1     182.9     208.4 d    1,049.4
  Retained earnings                  184.0      84.3     (84.3)d      184.0
  Other                                (.8)     (4.8)      4.8 d        (.8)
                                 ---------   -------   -------    ---------
      Total stockholders' equity     843.0     262.6     129.0      1,234.6
                                 ---------   -------   -------    ---------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY            $ 2,766.2   $ 550.3   $ 163.0    $ 3,479.5
                                 =========   =======   =======    =========

See Notes to Combined Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1998



            R&B FALCON CORPORATION AND CLIFFS DRILLING COMPANY

       NOTES TO COMBINED UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                         As of September 30, 1998

     The following is a summary of the significant assumptions and adjustments included in the combined unaudited pro forma condensed balance sheet as of September 30, 1998:

     a) Cash and Cash Equivalents - Other costs related to the merger as shown below (in millions):

          Description                                Amount
          -----------                                ------
          Investment advisors . . . . . . . . . . .  $  5.4
          Executive waiver and release payments . .     7.4
          Printing, legal and accounting fees . . .     1.4
                                                     ------
              Total other cash costs. . . . . . . .  $ 14.2
                                                     ======

      In addition, we expect that upon completion of the acquisition of Cliffs Drilling, approximately $1.5 million of the aggregate executive waiver and release payments, representing that portion of the payments not directly attributable to the waiver and release of quantifiable benefits due such executive officers under existing contractual obligation, will be expensed.

     b) Net Property and Equipment and Deferred Income Taxes - In accordance with Accounting Principles Board Opinion No. 16, Business Combinations, using the purchase method of accounting, the values of the acquired assets were adjusted to their estimated fair value. This resulted in an increase to net property and equipment of $97.2 million. Additionally, in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, a corresponding increase of $34.0 million was recorded in deferred income taxes.

     c) Deferred Charges and Other Assets - The excess of the investment in the net assets of Cliffs Drilling results in excess cost over net assets acquired of $80.0 million. Included in the cost of the acquisition are the cash costs described in note a) above.

     d) Stockholders' Equity - The following table shows the effects of issuing approximately 27.1 million new shares of R&B Falcon Corporation at a per share price of $14.2125, a value of approximately $6.2 million assigned to the conversion of existing options of Cliffs Drilling into R&B Falcon options determined consistent with Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation and the elimination of the current equity of Cliffs Drilling (in millions):

                                         R&B Falcon    Cliffs
                                         Shares and   Drilling    Net Pro
                                          Options      Equity      Forma
                                           Issued    Eliminated  Adjustment
                                          -------    ----------  ----------
  Common stock, par value $.01 per share  $    .3     $   (.2)    $    .1
  Capital in excess of par                  391.3      (182.9)      208.4
  Retained earnings                            -        (84.3)      (84.3)
  Other                                        -          4.8         4.8
                                          -------     -------     -------
        Total stockholders' equity        $ 391.6     $(262.6)    $ 129.0
                                          =======     =======     =======


           R&B FALCON CORPORATION AND CLIFFS DRILLING COMPANY
     Combined Unaudited Pro Forma Condensed Statement of Operations
                  For the Year Ended December 31, 1997
                (in millions, except per share amounts)


                                     Historical            Pro Forma
                                --------------------  --------------------
                                             Cliffs
                                R&B Falcon  Drilling  Adjustments Combined
                                ----------  --------  ----------- --------
OPERATING  REVENUES              $ 942.1     $ 263.6   $  21.6    $ 1,227.3
                                 -------     -------   -------    ---------
COSTS AND EXPENSES:
 Operating expenses                447.6       145.2      13.4        606.2
 Depreciation                       82.9        20.4      16.2        119.5
 General and administrative         51.9         8.7                   60.6
 Merger expenses                    66.4                               66.4
                                 -------     -------   -------    ---------
      Total costs and expenses     648.8       174.3      29.6        852.7
                                 -------     -------   -------    ---------
OPERATING INCOME                   293.3        89.3      (8.0)       374.6
                                 -------     -------   -------    ---------
OTHER INCOME (EXPENSE):
 Interest expense, net of
  capitalized  interest            (46.3)      (17.8)      3.3        (60.8)
 Interest income                     5.8         1.9                    7.7
 Other, net                         (2.7)       (1.6)                  (4.3)
                                 -------     -------   -------    ---------
      Total other income (expense) (43.2)      (17.5)      3.3        (57.4)
                                 -------     -------   -------    ---------
INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME TAX
 EXPENSE AND MINORITY INTEREST     250.1        71.8      (4.7)       317.2
Income tax expense                  84.7        25.1       (.9)       108.9
                                 -------     -------   -------    ---------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST          165.4        46.7      (3.8)       208.3
                                 -------     -------   -------    ---------
Minority Interest                    9.4                                9.4
                                 -------     -------   -------    ---------
INCOME FROM CONTINUING
 OPERATIONS                      $ 156.0     $  46.7   $  (3.8)   $   198.9
                                 =======     =======   =======    =========

INCOME FROM CONTINUING
 OPERATIONS PER SHARE:
  Basic                          $   .95     $  3.06              $    1.04
                                 =======     =======              =========
  Diluted                        $   .94     $  3.01              $    1.03
                                 =======     =======              =========

WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING:
  Basic                            164.1        15.2      11.3        190.6
                                 =======     =======   =======    =========
  Diluted                          166.2        15.5      11.6        193.3
                                 =======     =======   =======    =========


Reclassification of Cliffs Drilling
  Statement of Operations:
Operating Expenses as reported               $ 148.2
Less Gain on Disposition of Assets              (3.2)
Plus Exchange Rate (Gain)/Loss                    .2
                                             -------
Operating Expenses Reclassified              $ 145.2
                                             =======


See Schedule of Adjustments to Combined Unaudited Pro Forma Condensed Statement of Operations.



            R&B FALCON CORPORATION AND CLIFFS DRILLING COMPANY
      Combined Unaudited Pro Forma Condensed Statement of Operations
               For the Nine Months Ended September 30, 1998
                  (in millions, except per share amounts)


                                     Historical           Pro Forma
                                --------------------  ---------------------
                                             Cliffs
                                R&B Falcon  Drilling  Adjustments Combined
                                ----------  --------  ----------- ---------
OPERATING REVENUES               $ 803.9     $ 269.5    $    -    $ 1,073.4
                                 -------     -------    -------   ---------
COSTS AND EXPENSES:
 Operating expenses                470.4       158.7                  629.1
 Depreciation                       68.1        21.2        6.2        95.5
 General and administrative         44.6         8.7                   53.3
 Merger expenses                    (1.0)                              (1.0)
                                 -------     -------    -------   ---------
      Total costs and expenses     582.1       188.6        6.2       776.9
                                 -------     -------    -------   ---------
OPERATING INCOME                   221.8        80.9       (6.2)      296.5
                                 -------     -------    -------   ---------
OTHER INCOME (EXPENSE):
 Interest expense, net of
   capitalized  interest           (43.0)      (15.2)       1.7       (56.5)
 Interest income                     7.0         1.5                    8.5
 Other, net                          (.1)        (.4)                   (.5)
                                 -------     -------    -------   ---------
      Total other income (expense) (36.1)      (14.1)       1.7       (48.5)
                                 -------     -------    -------   ---------
INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME TAX
 EXPENSE AND MINORITY INTEREST     185.7        66.8       (4.5)      248.0
Income tax expense                  67.8        23.4       (1.0)       90.2
                                 -------     -------    -------   ---------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST          117.9        43.4       (3.5)      157.8
                                 -------     -------    -------   ---------
Minority Interest                    8.2                                8.2
                                 -------     -------    -------   ---------
INCOME FROM CONTINUING
 OPERATIONS                      $ 109.7     $  43.4    $  (3.5)  $   149.6
                                 =======     =======    =======   =========

INCOME FROM CONTINUING
 OPERATIONS PER SHARE:
  Basic                          $   .66     $  2.73              $     .78
                                 =======     =======              =========
  Diluted                        $   .66     $  2.71              $     .77
                                 =======     =======              =========

WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING:
  Basic                            165.2        15.9       11.1       192.2
                                 -------     -------    -------   ---------
  Diluted                          166.4        16.0       11.2       193.6
                                 -------     -------    -------   ---------


Reclassification of Cliffs
 Drilling Statement of Operations:
Operating Expenses as reported               $ 157.3
Less Gain on Disposition of Assets               (.2)
Plus Exchange Rate (Gain)/Loss                   1.6
                                             -------
Operating Expenses Reclassified              $ 158.7
                                             =======

See Schedule of Adjustments to Combined Unaudited Pro Forma Condensed Statement of Operations.



            R&B FALCON CORPORATION AND CLIFFS DRILLING COMPANY
Schedule of Adjustments to Combined Unaudited Pro Forma Condensed Statement
                               of Operations
                  (in millions, except per share amounts)
                                                                     Weighted
                                                                     Average
                                                           Income  Common Shares
                   Operating Operating             Interest tax    -------------
                    revenues expenses Depreciation expense expense Basic Diluted
                    -------- -------- ------------ ------- ------- ----- -------
For the Year Ended
  December 31, 1997
a) To include operating
   results for all of
   1997 for the drilling
   and production units
   acquired from Well
   Services (Marine)
   Limited by Cliffs
   Drilling on December
   29, 1997.          $ 17.3    $ 11.1     $  2.6     $  -   $ 1.3    .7   .7
b) To consolidate the
   operating results of
   the West Indies Joint
   Venture for all of
   1997.  The remaining
   50% interest in the
   venture was acquired
   by Cliffs Drilling
   on August 1, 1997:
    Record 100%
      of results         5.3       2.3         .6       (.5)   .7
    Reverse equity
      in earnings       (1.0)                                 (.4)
c) To adjust interest
   expense for Cliffs
   Drilling as if the $50
   million senior notes
   issued on August 7,
   1997 had been
   outstanding for the
   entire year.                                        (2.7)  (.9)
d) To adjust interest
   expense for R&B Falcon
   as if the $1.1 billion
   senior notes issued in
   April 1998 had been
   issued January 1, 1997.
   Interest rates on the
   $1.1 billion senior
   notes are less than on
   the debt retired.                                    6.5    2.3
e) To record additional
   depreciation due to
   the additions to
   property and
   equipment as a
   result of recording
   Cliffs Drilling's
   assets at their
   estimated fair value.                      11.0            (3.9)
f) To record amortization
   of excess cost over
   net assets acquired
   based on 40 year
   amortization period.                        2.0
g) Additional shares
   for conversion of
   Cliffs Drilling's
   shares at a ratio of
   1.7 to 1 for R&B
   Falcon shares.                                                   10.6 10.9
                      ------    ------     ------     -----  -----  ---- ----
  Totals for the year
   ended December
   31, 1997           $ 21.6    $ 13.4     $ 16.2     $ 3.3  $ (.9) 11.3 11.6
                      ======    ======     ======     =====  =====  ==== ====

For the Nine Months Ended September 30, 1998
a) To adjust interest
   expense for R&B Falcon
   as if the $1.1 billion
   senior notes issued in
   April 1998 had been
   issued January 1, 1998.
   Interest rates on the
   $1.1 billion senior
   notes are less than on
   the debt retired.  $   -     $   -      $   -      $ 1.7  $ .6
b) To record additional
   depreciation due to
   the additions to
   property and
   equipment as a
   result of recording
   Cliffs Drilling's
   assets at their
   estimated fair value.                       4.7           (1.6)
c) To record amortization
   of excess cost over
   net assets acquired
   based on 40 year
   amortization period.                        1.5
d) Additional shares
   for conversion of
   Cliffs Drilling's
   shares at a ratio
   of 1.7 to 1 for
   R&B Falcon shares.                                               11.1 11.2
                      ------    ------     ------     -----  -----  ---- ----
  Totals for the nine
  months ended September
  30, 1998            $   -     $   -      $  6.2     $ 1.7  $(1.0) 11.1 11.2
                      ======    ======     ======     =====  =====  ==== ====


(c) Exhibits

   23     -   Consent of Ernst & Young LLP, with respect to the
              financial statements of Cliffs Drilling Company.

   99.1   -   Financial statements of Cliffs Drilling Company
              for the year ended December 31, 1997.

   99.2   -   Financial statements of Cliffs Drilling Company
              for period ended September 30, 1998.


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                       R&B FALCON CORPORATION


                                       By /s/Leighton E. Moss
                                          Leighton E. Moss
                                          Senior Vice President


Dated: January 20, 1999




                               EXHIBIT INDEX


   Number                           Exhibit
   -----       ---------------------------------------------------
    23         Consent of Ernst & Young LLP,  with respect  to the
               financial statements of Cliffs Drilling Company.


    99.1 Financial statements of Cliffs Drilling Company for the year ended December 31, 1997.


    99.2 Financial statements of Cliffs Drilling Company for period ended September 30, 1998.